                                                                   EXHIBIT 10.26

                                 AMENDED LEASE

        THIS AGREEMENT made as of September 28, 1989, between Patricia M. Dunnell, 144 Asharoken Avenue, Northport, New York 11768, as Landlord and James River Paper Company, Inc., c/o Handi-Kup Division, 240 Tamal Vista, Corte Madera, California 94925, as Tenant.

        WHEREAS Landlord leases to Tenant a certain premises located at 5355 Shawland Road, Jacksonville, Florida, 32205, under the terms of a certain Lease effective October 31, 1988; and

        WHEREAS Tenant is in need of warehousing near or adjacent to the premises described above; and

        WHEREAS Landlord is desirous of constructing a warehouse that will meet Tenant's needs and leasing the same to Tenant, and Tenant is willing to lease both the existing premises and the warehouse to be constructed if Landlord successfully completes construction of a suitable warehouse;

        WITNESSETH; Provided that Landlord constructs a suitable warehouse on the site comprising approximately 80,000 sq.ft., and providing further that such warehouse may be legally occupied by the Tenant (both of which conditions shall be considered conditions precedent to the effectiveness of this Amended Lease), the Landlord hereby leases to the Tenant the following premises in Duval County, Florida (the "Building"):

                5355 Shawland Road
                Jacksonville, FL 32205

                The Legal description is attached
                hereto as Exhibit "A".

for a term of Ten (10) years, to commence on the first day of the month following the day the Tenant occupies the new space or the issuance of a certificate of occupancy, whichever comes first and to end ten (10) years thereafter to be used and occupied only for the sale, manufacture and distribution of paper and plastic products upon the conditions and covenants following. If either of the conditions precedent are not fulfilled as anticipated by the parties, the existing Lease effective October 31, 1988 shall remain in full force and effect. The parties agree as follows:

        1. That the Tenant shall pay the annual rent as herein set forth said rent to be paid in equal monthly payments in advance on the first (1st) day of each and every month during the term aforesaid, as herein set forth.

        2. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, ordinary wear and tear and damages by the elements excepted. Landlord shall repair or replace any element of the systems (structural or mechanical) of the new warehouse that is defective or which fails to perform within two (2) years of the commencement date, unless the manufacturer's or supplier's warranty shall continue for a longer period of time, or unless such failure is due to Tenant's misuse or negligence.

        3. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with Tenant's use or occupation of the premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body as the same may apply to the premises at the Tenant's own cost and expense.

        4. That the Tenant, its successors or assigns, shall not assign this agreement, or underlet or underlease the premises, or any part thereof, unless to a related or subsidiary corporation owned by James River Corporation, or make any alterations on the premises, without the Landlord's consent in writing; or occupy; or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

        5. (a) Tenant must give landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises cannot be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises cannot be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged or defective structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

            (b) If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

            (c) Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of landlord's intention to demolish. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty.

        6. If the said premises, or any part thereof shall be deserted or become permanently abandoned during said term, or if any default be made in the payment of the said rent or any part thereof, or if any material default be made in the performance of any of the covenants herein contained (and such default remain uncured for 30 days after written notice thereof), the Landlord or representatives may re-enter the premises, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

        7. Tenant shall replace, at its own expense any and all broken glass in and about the demised premises. Tenant may insure, at its option all plate glass in the demised premises for and in the name of both Tenant and Landlord.

        8. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

        9. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord in writing. Such consent shall not be unreasonably withheld or delayed. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the premises or building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the repairs, alterations or improvements shall be completed.

       10. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord or breach of its obligations hereunder.

       11. If material default be made in any of the covenants herein contained (and such default remain uncured for 30 days after written notice herein), then it shall be lawful for the Landlord to reenter the premises and the same to have again, repossess and enjoy, and terminate this Lease.

       12. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, provided that if Tenant is not in default Landlord agrees to include in such that if Tenant is not in default Landlord agrees to include in such mortgage a covenant by which such mortgagee, in the event of foreclosure, shall honor and abide by the terms hereof and recognize the rights of Tenant hereunder, and the Tenant agrees to execute without cost, any such instrument reasonably necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representative to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

        13. The Tenant has this day deposited with the Landlord the sum of $10,000.00, transferred from prior lease dated October 13, 1988, as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, provided the Landlord shall have transferred the security to the vendee for the benefit of the Tenant and such transferee acknowledged to Tenant the transfer in writing, the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord.

       14. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

       15. It is expressly understood and agreed that in case the demised premises shall be permanently abandoned, or if default be made in the payment of the rent or any other part thereof as herein specified (and such default remain uncured for 30 days after written notice thereof), or if, unless permitted hereunder, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if material default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with timely contest through legal process any of the statutes, ordinances, rules, orders, regulation and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant thirty days notice in writing of the Landlord's intention so to do, and this lease and the term hereof, shall expire and come to an end on the date fixed in such notice as if the date were the date originally fixed in this lease for the expiration hereof unless Tenant shall cure or, in good faith begin to undertake to cure such default. Such notice may be given by mail to the Tenant addressed to the demised premises.

        16. Tenant will modify the existing sprinkler system to provide protection for the existing office area and will make any other modification or additions to the sprinkler system as may be required by the proper governmental agencies. Tenant will provide routine sprinkler inspections at its expense as required by governmental agencies or insurance programs.

        17. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, nor bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

        18. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

        19. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. Tenant shall be entitled to bring an action for loss of its Leasehold interest and expense in its own name and at its own cost.

        20. If after termination of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such expiration or termination of lease or within a reasonable time thereafter, then and in that event, the fixtures and property shall be deemed abandoned by the Tenant and shall become the property of the Landlord.

        21.  DELETED

        22.  DELETED

        23. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

      24. Subject to Paragraph 19, no diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, of interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, nor gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

      25. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent and the time periods for "years" as described below shall be measured from first legal occupancy and shall not commence until possession is given or is available, but the term herein shall not be extended. Upon occupancy, the parties shall execute a letter setting forth the agreed commencement date.

      26.  RENT.

           (a)

           Annual Rent           Monthly Rent           Year
           $345,600.00           $28,800.00               1
           $355,968.00           $29,664.00               2
           $366,648.00           $30,554.00               3
           $377,652.00           $31,471.00               4
           $388,980.00           $32,415.00               5
           $400,644.00           $33,387.00               6
           $412,668.00           $34,389.00               7
           $425,040.00           $35,420.00               8
           $437,796.00           $36,483.00               9
           $450,924.00           $37,577.00              10


           (b) The foregoing rent schedule anticipates a yearly increase of 3%. However, if the Consumer Price Index (CPI), exceeds 8% during any particular lease year, the rent for the following lease year shall be increased by 4% rather than 3%. Similarly if the CPI described above increases to less than 4% during any particular lease year, the rent for the following lease year shall be increased by 2% rather than 3%.

           (c) A lease year is a 12 month period, beginning on the first day of the month this Amended Lease begins.

      27. UTILITIES, HEATING AND AIR CONDITIONING. Tenant shall supply and pay for the following items used in, on or about the premises or in connection with Tenant's Business: removal of waste materials, heat, hot and cold water, including meters therefor and sewer charges and electricity for light and power.

      28. INSURANCE. Throughout the term of this Lease from the commencement date or earlier commencement date hereof, the Tenant, at its own cost and expense, shall provide and keep in force, for the benefit of the Landlord:

           (a) General liability policies issued by an insurance company or companies licensed to do business in the State of Florida, indemnifying the Landlord against any and all liability in the amount of not less than $500,000.00 in respect of any one accident or disaster for property damage, and in the amount of not less than $1,000,000.00 in respect of any injuries to any one person, and in the amount of not less than $3,000,000.00 in respect of injuries to more than one person, and such a policy shall cover the demised premises as well as the sidewalk in front of the premises and all operations and activities of the Tenant, including, but not limited to, the conduct of its business and making alterations and repairs; not including liabilities caused by a breach of Landlord's obligations hereunder;

           (b) Throughout the term of this Lease, Tenant, at its own cost and expense shall keep the building insured for the mutual benefit of Landlord and Tenant in an amount equal to the full replacement value, insuring against: (i) loss or damage by fire and such other risks as may be included in the standard form of an extended coverage insurance policy, (ii) accidental loss or damage from leakage of sprinkler systems now or hereafter installed in the building,
(iii) any sudden and accidental breakdown resulting in physical damage to high pressure steam boilers, air conditioning equipment pressure vessels, motors or similar apparatus, now or hereafter installed in the building.

           (c) The policies and/or a certificate of insurance shall be delivered to the Landlord on the execution of this Lease;

           (d) Within twenty (20) days prior to the expiration of any such policy of insurance, the Tenant shall deliver to the Landlord an original policy and/or a certificate evidencing renewing such policy of insurance, together with a receipt evidencing the payment of the premium therefor;

           (e) In the event any such policy of insurance shall be cancelled and a new policy of insurance shall not have been delivered to the Landlord (with proof of payment of the premium for such new policy) prior to the effective date of cancellation and/or should the Tenant fail to deliver a renewal certificate of insurance with respect to a policy of insurance about to expire, together with proof of payment of the premium thereof as hereinafter provided, the Landlord may procure such policy of insurance and pay the premium therefor. The amount so paid by the Landlord shall become due and payable by the Tenant as additional rent with the next or any subsequent installment of rent.

           (f) As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver. Further, the parties agree that the foregoing waiver will apply to any deductibles or self insured losses.

      29. TAXES. The Tenant covenants and agrees to pay all real estate taxes assessed and levied against the land, building and improvements, pro-rated for the period that this lease is in effect and all State or Municipal Sales and Use Taxes. Such amounts shall be deemed additional rent over and above the fixed annual rent and shall be due and payable within thirty (30) days after the Landlord submits proof of payment by delivering to the Tenant a photocopy of the receipted tax bill, except that Sales and Use taxes shall be paid by the Tenant monthly.

      30. FIXTURES. All furniture, furnishings, trade fixtures, sales equipment, erections, installations, alterations, improvements, which were a part of the demised premises at the time the lease was entered into, shall remain the property of the Landlord.

      31. NOTICE. Except as otherwise provided in this lease, all notices, demands, requests, consents, approvals or other communications (collectively herein called "notices") required or permitted to be given hereunder or which are given with respect to this Agreement, shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      Notices to Landlord:        144 Asharoken Avenue
                                  Northport, New York 11768

      Notices to Tenant:          240 Tamal Vista
                                  Corte Madera, California  94925

      32. TENANT'S CORPORATE AUTHORITY. Tenant represents that all necessary corporate action has been taken to authorize the execution, delivery and performance by Tenant of this lease, and that this lease, is a valid and binding obligation of Tenant enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and by equitable principals that may limit the availability of specific performance under certain circumstances. Tenant agrees to give Landlord written notice of any proposed change in the ownership for the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant.

      33. LEASE CERTIFICATION BY TENANT. Tenant shall without charge at any time, within twenty (20) days after request by Landlord, certify by written instrument, duly executed and delivered, to any mortgage, assignee of any mortgagee or purchaser, or any proposed mortgagee, specified by Landlord:

           (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

           (b) Whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

           (c) The dates, if any, to which the rental and other charges hereunder have been paid in advance and/or to which Landlord may have consented, released or relieved Tenant from Tenant's obligations fully to perform all of the terms, covenants and conditions of the Lease on Tenant's part to be performed.

      34. HOLDOVER. If the Tenant remains in possession of the demised premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at the election of the Landlord, constitute an extension of this Lease on a month-to-month basis at 110% the monthly rental set forth herein.

      35. NONPAYMENT OF ADDITIONAL RENT. All costs, charges, adjustments and expenses which Tenant assumes or agrees to pay pursuant to this Lease shall at Landlord's election be treated as additional rent and, in the event of nonpayment, Landlord shall have the rights and remedies herein provided for in the case of nonpayment of rent or breach of conditions. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required pursuant to this Lease) or shall default in performing any term, covenant or condition of this Lease on the part of Tenant to be performed hereunder, Landlord at Landlord's option, may (but shall not be obligated to) at any time thereafter on ten (10) days notice make such payment or, on behalf of Tenant, cause the same to be performed for the account of Tenant and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, and interest in accordance with Paragraph 44 shall be deemed to be additional rent, in addition to the fixed rent, and shall be repaid by Tenant to Landlord on demand, but no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall its affect any other remedy of Landlord by reason of such default. Tenant's obligation to pay additional rent shall survive any termination of this lease. Tenant acknowledges and agrees that its obligation to pay additional rent shall include interest in accordance with Paragraph 44 on all retroactive charges owed by Tenant from the respective retroactive date that each item of additional rent shall first become due and payable.

      In addition thereto, in the event Landlord is required to institute suit against Tenant by reason of Tenant's default or to recover possession of premises, then Tenant shall pay Landlord's reasonable attorney's fees, expenses and costs.

      36. MECHANIC'S LIEN. If, because of any act or omission of Tenant or anyone claiming through or under Tenant, any mechanic's or other lien or order for the payment of money shall be filed against the demised premises or the building, or against Landlord (whether or not such lien or order is valid or enforceable as such) Tenant shall, at Tenant's own cost and expense, cause the same to be cancelled and discharged of record within fifteen (15) days after the date of filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

      37. LANDLORD'S RIGHTS. Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

           (a) To enter the demised premises at all reasonable time (1) for the making of inspections, decorations, alterations, improvements and repairs, as Landlord may deem necessary or desirable, (2) to exhibit the premises to prospective purchasers or leasees of the building at any time and to others during the last nine (9) months of the term of this Lease, (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the demised premises or of the building or of Landlord's interest, (4) to take material into and upon said premises in connection therewith and to place notices on the front of the premises or any part thereof, offering the premises "For Rent" or "For Sale".

           (b) At any time or times, Landlord, either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the building or any part thereof and during alterations, may close entrance, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the premises as a whole.

           (c) To erect, use and maintain pipes and conduits in and through the demised premises.

           (d) To charge to Tenant any expense including overtime cost incurred by Landlord in the event that repairs, alterations, decorating or other work in the premises are made or done after ordinary business hours at Tenant's request.

             (e) If during the last six (6) months of the term or of a renewal term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the premises without reduction or abatement of rent or incurring any liability to Tenant for compensation.

             (f) Landlord may exercise any or all of the foregoing rights hereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without being liable in any manner toward Tenant and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this Lease.

       38.   LANDLORD'S LIABILITY.

             (a) As used in this Lease, the term "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the building in which the demised premises is located or the holder of a Lease on both said building and the land thereunder so that in the event of any sale of said building or any assignment of this Lease or any underlying lease or a demise of both said building and land, Landlord shall be and hereby is entirely released and discharged from any and all liability and obligations of Landlord hereunder, except any that may have theretofore accrued.

             (b) Notwithstanding anything to the contrary provided in this lease, it is specifically understood and agreed, such agreement being a primary consideration of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors or assigns or any mortgagee in possession (for the purpose of this paragraph collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the demised premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever. In consideration of the covenant herein expressed, Landlord agrees to maintain at least $350,000 in equity during the term hereof.

       39.   THIRD PARTIES.

             (a) At the option of the Landlord or any successor landlord or the holder of any mortgage affecting the premises Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is subject and subordinate, nor any foreclosure of a mortgage affecting the premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the rights and obligations of the Tenant thereunder and upon the request of any such Landlord or mortgagee, Tenant covenants and agrees to execute an instrument in writing satisfactory to such successor landlord or to any successor to the Landlord's interest in the premises, or to the holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such successor in interest. Such instrument shall be countersigned by Landlord's successor or mortgagee and contain a Covenant of Quiet Enjoyment in favor of the Tenant, provided Tenant is not in default at the time.

             (b) In the event of any such act or omission by the Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this Lease, if any, the Tenant will not exercise any such right until:

                  (i) it has given written notice of such act or omission to the holder of any mortgage and to the landlord of any ground or underlying lease, whose names and addresses shall previously have been furnished to Tenant, by delivering such notice of such act or omission addressed to such holders at the last addresses so furnished, and

                  (ii) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice during which such parties, or any of them, with reasonable diligence, following the giving of such notice, has not commenced and continued to remedy such act or omission or to cause the same to be remedied.

       (c) If, in connection with obtaining financing for the land and/or building, or of any ground or underlying lease, a banking, insurance or other recognized institutional lender shall request reasonable modification in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and Quiet Enjoyment of the premises.

        40.  LANDLORD'S CONSENT.

             (a) With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

             (b) In all provisions in this lease where Landlord's consent is required, such consent shall not be unreasonably withheld or delayed.

        41. NOTICE TO LANDLORD. Landlord shall in no event be charged with default in the performance of its obligations hereunder unless and until Landlord shall have failed to preform obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default or such shorter time as may be required in the case of emergencies) after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligations. Notwithstanding anything in the Lease herein to the contrary, Landlord shall in no event be charged with or liable for any consequential damages suffered by Tenant as a result of Landlord's failure to preform any of its obligations under this Lease, unless such failure shall be willful.

        42. ATTORNEY'S FEES. In the event that either party shall bring any proceeding for recovery of damages, or for possession of the demised premises by reason of non-payment or non-performance of any of the acts, promises, conditions or covenants herein contained, or for breach of this Lease, and such moving party shall incur any obligation for the payment of money in connection therewith including, but not limited to, reasonable legal fees, in instituting or prosecuting any action or proceeding, such charges including legal fees, shall be reimbursed by the losing party. In the event that Landlord shall institute an action for summary proceedings for non-payment of rent or additional rent, a reasonable legal fee therefor shall be included in the petition and shall be deemed additional rent.

        43. LATE CHARGES. If the payment of fixed minium and/or additional rent payable pursuant to the terms of this Lease shall not be made within ten
(10) days after the date on which same is due and payable, a late charge of one and one-half (1 1/2%) percent per month of the amount so overdue shall be payable as damages for Tenant's failure to make prompt payment. Late charges that accrue during any month shall be payable, as additional rent, on the first day of the following month. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligation to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this paragraph in any instance thereafter occuring. Acceptance of late charges by Landlord shall not be deemed to extend the time of payment of fixed minium rent or additional rent pursuant to this Lease, and the provisions of this paragraph shall be in addition to all other remedies available to landlord pursuant to this Lease in the event of the failure of Tenant to pay the fixed minium rent and additional rent when due.

        44. SECURITY.

             (a) Security shall be deposited in a non-interest bearing account. In the event that Landlord lawfully applies any portion of the security during the term, Tenant shall, within five (5) business days after notice, replenish the security account to its original sum. Failure to so replenish the security account shall be deemed a material breach of this Lease.

             (b) Tenant hereby agrees not to look to the mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease. Such successor or mortgagee shall acknowledge receipt of such security to Tenant in writing upon request.

        45.  OPTION TO EXTEND LEASE.

             (a) Provided this Lease is in full force and effect, Tenant shall have the right to extend the term of this Lease for the Demised Premises at the end of the initial 10 year term, for a renewal term of five years, provided Tenant shall notify Landlord in writing not less than eight (8) months prior to the expiration of the initial term that Tenant desires such extension and provided further that such extension shall be upon the same terms, provisions, covenants, and conditions as are contained in this Lease, except as to the duration of the term hereof, the rental rate and such provisions in this Lease which by its terms are only applicable to the initial term.

             (b) The rent during the renewal term will increase each year at a 3% rate.

             (c) Tenant agrees to accept the Demised Premises in the condition then existing as of the commencement of the renewal term of this lease, and Landlord shall not be responsible for performing any work or furnishing any materials to the Demised Premises. The failure or omission by Tenant to give notice required under the provisions of Section (a) of this paragraph exercising Tenant's option to renew within the time and manner provided shall be deemed, without further notice and without further agreement between the parties, that Tenant elected not to exercise said option, unless Landlord shall otherwise agree.

        46. And the said Landlord and its successors and assigns doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the landlord, or the execution of instruments as called for herein by any successor, transferee, or purchaser at foreclosure.

        47. INDEPENDENT PARAGRAPHS. If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent either hereunder or as permitted by law.

        And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

        IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) the day and year first above written.

Signed, sealed and delivered
in the presence of:


[SIGNATURE APPEARS HERE]               /s/ Patricia M. Dunnell           L.S.
--------------------------------       ----------------------------------
[SIGNATURE APPEARS HERE]               Patricia M. Dunnell
--------------------------------

                                       JAMES RIVER PAPER COMPANY, INC.

[SIGNATURE APPEARS HERE]               By: [SIGNATURE APPEARS HERE]
--------------------------------          --------------------------------
[SIGNATURE APPEARS HERE]
--------------------------------
                                             (CORPORATE SEAL)

                                  EXHIBIT "A"

A part of Section 7, Township 2 South, Range 26 East, Duval County, Florida, being more particularly described as follows: For a point of reference commence at the intersection on the easterly right of way line of Ellis Road (County Road No. 590) with the northerly right of way line of Shawland Road (a 60 foot right of way); thence north 87(degrees)44'10" east along said notherly right of way line of Shawland road, a distance of 900.00 feet to the point of beginning; thence continue north 87(degrees)44'10" east, and along said right of way line, a distance of 884.07 feet to the centerline of a 60 foot unrecorded agreement for drainage, dated January 25, 1960 between the City of Jacksonville and Seaboard Coastline Railroad Company; thence north 29(degrees)14'45" east along said centerline, a distance of 272.04 feet; thence south 87(degrees)42'02" west, a distance of 1019.34 feet; thence south 00(degrees)33'20" east, a distance of
231.40 feet to the point of beginning. The above described lands being the same as those described in Official Records Volume 2960, page 532 together with those described in Official Records Volume 5812, page 1851 of the current public records of Duval County, Florida.

                                LEASE AMENDMENT

     This Amendment, dated this    day of September, 1994, is intended to amend
a certain lease agreement dated September 28, 1989 by and between Patricia M. Dunnell, 144 Asharoken Avenue, Northport, New York 11768 and James River Paper Company, Inc., Handi-Kup Division, 240 Tamal Vista, Corte Madera, California 94925 regarding a certain premises located at 5355 Shawland Road, Jacksonville, Florida 32205 (the "Amended Lease"),.

WHEREAS, the Amended Lease between the Parties remains in full force and effect; and

WHEREAS, the Parties mutually intend to modify the terms of the Amended Lease in certain respects, and in those respects only;

NOW, THEREFORE, the Parties hereby agree as follows:

1. Deletions from the Amended Lease.  Paragraphs 13, 14, and 44 of the
   --------------------------------
Amended Lease are hereby deleted in their entirety from the Amended Lease, effective with the execution of this Amendment.

2. Repayment of the Security Deposit.  Landlord has simultaneously with the
   ---------------------------------
execution of this Amendment repaid to the Tenant the sum of $10,000.00 (ten thousand dollars), the receipt and sufficiency of which are hereby acknowledged, which represents the entire amount of the Security Deposit paid to Landlord pursuant to the terms of a prior lease dated October 13, 1988 and transferred to the Amended Lease pursuant to paragraph 13 thereof.

3. Release.  In consideration of the repayment of the Security Deposit and other
   -------
good and valuable consideration, Tenant and Landlord do hereby release each other and their respective successors, employees, owners and assigns, fully and finally from any claims each may now have or may in the future have for and concerning the said Security Deposit or its handling.

4. Notices.  Notices addressed to the Landlord in the future should be
   -------
addressed to Patricia M. Dunnell, 15227 Cape Drive North, Jacksonville, Florida 32226.

5. No Other Changes.  The parties hereto do not intend to amend, modify, or
   ----------------
revoke any term of the Amended Lease not expressly affected by this

Amendment, and intend that the Amended Lease shall remain in full force and effect in any and all other respects.

IN WITNESS WHEREOF, the Parties have hereunto set their hands and applied their seals through their duly authorized officers on the date above first written.

Signed, sealed and delivered
in the presence of:

[SIGNATURE APPEARS HERE]                        /s/ Patricia M. Dunnell
------------------------                        ------------------------------
                                                Patricia M. Dunnell      L.S.
[SIGNATURE APPEARS HERE]
------------------------

[SIGNATURE APPEARS HERE]                        [SIGNATURE APPEARS HERE]
------------------------                        ------------------------------
                                                James River Paper Company, Inc.
[SIGNATURE APPEARS HERE]
------------------------

                                                 [CORPORATE SEAL APPEARS HERE]

     This Agreement BETWEEN

     PATRICIA M. DUNNELL
     144 Asharoken Avenue
     Northport, New York 11768                                  as Landlord

and
     JAMES RIVER-NORWALK, INC.
     c/o JAMES RIVER CORPORATION
     240 Tamal Vista
     Corte Madera, CA 94925                                     as Tenant

Witnesseth:  The Landlord hereby leases to the Tenant the following premises:

     5355 Shawland Road
     Jacksonville, FL 32205

for the term of FIVE (5) years

to commence from the 1st day of November 1988 and to end on the 31st day of October 1993 to be used and occupied only for the sale, manufacture and distribution of cups and related items.



                                          upon the conditions and covenants
following 1st.  That the Tenant shall pay the annual rent   as herein set forth



said rent to be paid is equal monthly payments in advance on the 1st     day of
each month during the term aforesaid, as     herein set forth



2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repair.

ordinary wear and tear and
and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureau applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof unless to a related or subsidiary corporation owned by James River Corporation, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage, or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable, Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

     If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

     Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire of casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the signature to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance of molestation.


8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premise on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, appyling any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and any other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premium therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord, or breach of its obligations hereunder.


13th. That if default be made in any part of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $10,000.00 transferred from prior lease dated October 31, 1983 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, provided the Landlord shall have transferred the security to the verdee for the benefit of the Tenant, the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, unless permitted hereunder without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statues, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant thirty days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said Lease. No part of any award shall belong to the Tenant. Lease dated October 31, 1983 shall remain in effect until October 31, 1988.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in the event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceeding or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and adjustments hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied at is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision the of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.


26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished be the Landlord to the Tenant, it is agreed that these shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein Tenant shall be in default in respect to the payment of rent. Neither shall there be any settlement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding owed is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, the term herein shall not be extended.


     And the said Landlord doth covenant that the said Tenant as paying the said yearly rent, and performing the covenant aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

     And it is mutually understood and agreed that the covenants and agreements contained in the within shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the parties have interchangeably set their heads and seals (or caused these presents signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 13th day of
October    1988.

     Signed, sealed and delivered                 PATRICIA M. DUNNELL

in the presence of                            /s/    Patricia M. Dunnell
                                          --------------------------------------
                                                  JAMES RIVER-NORWALK, INC.

                                       BY: /s/ [SIGNATURE APPEARS HERE] 10/13/88
                                          --------------------------------------


                                          --------------------------------------

                     )))
State of New York.     )
                       )) SS:
County of              )
                     )))

   On the            day of                19   , before me personally came

to me known and known to me to be the individual       described in, and who
executed, the foregoing instrument, and                 acknowledged to me that
he           executed the same.



                     )))
State of New York.     )
                       )) SS:
County of              )
                     )))

   On the            day of                19   , before me personally came

to me known, who, being by me duly sworn, did depose and say that    he resides
at No.

that    he is the                            of


the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board
of                                   of said corporation; and that
he signed his                    name thereto by like order.


                    ======================================





                    ======================================

                                     Lease

                    ======================================

                    Dated, __________________________19



   In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within
named Landlord, the undersigned do            hereby covenant and agree, to and
with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's, part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said converants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all rights to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

   In Witness Whereof, the undersigned his            hand and seal  this
         day of                       , 19

WITNESS                              ________________________________________

                 RIDER TO LEASE DATED October 13 1988, BETWEEN
                        PATRICIA M. DUNNELL  LANDLORD,
                     AND JAMES RIVER-NORWALK, INC., TENANT
                     -------------------------------------


28.    LEASE RIDER.    In the event of a conflict between the terms, covenants,
conditions and provisions of this Rider with those of the Standard Form of Loft Lease or any of the Exhibits or Schedules attached hereto, the terms, covenants, conditions and provisions of this Rider shall govern and control the rights and obligations of the parties hereto.

29.    BASIC RENT.
       Annual Rent              Monthly Rent            Year

       $117,600.00               $9,800.00              1988
       $120,540.00              $10,045.00              1989
       $123,540.50              $10,296.00              1990
       $126,642.00              $10,554.00              1991
       $129,808.05              $10,817.00              1992

30. UTILITIES, HEATING AND AIR CONDITIONING. Tenant shall supply and pay for the following items used in, on or about the premises or in connection with tenant's business: removal of waste materials, heat, hot and cold water and electricity for light and power.

31. INSURANCE. Throughout the term of this Lease from the commencement date or earlier commencement date hereof, the Tenant, at its own cost and expense, shall provide and keep in force, for the benefit of the Landlord:

(a) General liability policies issued by an insurance company or companies licensed to do business in the State of New York, indemnifying the Landlord against any and all liability in the amount of not less than $500,000.00 in respect of any one accident or disaster for property damage, and in the amount of not less than $1,000,000.00 in respect of any injuries to any one person, and in the amount of not less than $3,000,000.00 in respect of injuries to more than one person, and such a policy shall cover the demised premises as well as the sidewalk in front of the premises and all operations and activities of the Tenant, including, but not limited to, the conduct of its business and making alterations and repairs; not including liabilities caused by an overt breach of Landlord's obligations hereunder;

(b) Throughout the term of this Lease, Tenant, at its own cost and expense shall keep the building insured for the mutual benefit of Landlord and Tenant against: (i) loss or damage by fire and such other risks as may be included in the standard form of extended coverage insurance from time to time available, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer within the terms of the applicable policies, and, in any event, in an amount not less than eighty percent of the then "full insurable value" thereof, which amount is presently deemed to be not less than $960,000.00. "Full insurable value" shall mean the actual replacement cost of the Building, excluding the cost of excavation, foundations and footings below the lowest basement floor. Such full insurable value shall be determined from time to time at the request of Landlord by mutual agreement of Landlord and Tenant or failing same, by an architect, engineer or appraiser, reasonably acceptable to Landlord, selected and paid by Tenant, but such determination shall not be required to be made more frequently than once in any three years;
(ii) loss or damage from leakage of sprinkler systems not or hereinafter installed in the Building, in such amount as Landlord may reasonably require;
(iii) loss or damage by explosion of high pressure steam boiler, air conditioning equipment pressure vessels, motors or similar apparatus, now or hereafter installed in the Building, in such amounts as Lessor may reasonably require; and (iv) loss or damage from such other hazards and in such amounts as Landlord may reasonable require provided that such insurance is then customarily maintained in buildings or similar construction, age and use in the City of Jacksonville.

(c) The policies and/or certificate of insurance shall be delivered to the Landlord on the execution of this Lease;

(d) Within twenty (20) days prior to the expiration of any such policy of insurance, the Tenant shall deliver to the Landlord an original policy and/or a certificate evidencing renewing such policy of insurance, together with a receipt evidencing the payment of the premium therefor;

(e) In the event any such policy of insurance shall be canceled and a new policy of insurance shall not have been delivered to the Landlord (with proof of payment of the premium for such new policy) prior to the effective date of cancellation and/or should the Tenant fail to deliver a renewal policy and/or a renewal certificate of insurance with respect to a policy of insurance about to expire, together with proof of payment of the premium therefor as hereinafter provided, the Landlord may procure such policy of insurance and pay the premium therefor. The amount so paid by the Landlord, together with interest at the rate of twenty (20%) per cent annum from the time of payment, shall become due and payable by the Tenant as additional rent with the next or any subsequent installment of rent.

32. TAXES. The Tenant covenants and agrees to pay all real estate taxes assessed and levied against the land, building and improvements, pro-rated for the period that this lease is in effect and all State or Municipal Sales and Use Taxes. Such amounts shall be deemed additional rent over and above the fixed annual rent and shall be due and payable within thirty

(30) days after the Landlord submits proof of payment by delivering to the Tenant a photocopy of the receipted tax bill, except that Sales and Use taxes shall be paid by the tenant monthly.

33. FIXTURES. All furniture, furnishings, trade fixtures, sales equipment, erections, installations, alterations, improvements, which were a part of the demised premises at the time the lease was entered into, shall remain the property of the Landlord.

34.  NOTICE.   Except as otherwise provided in this lease, all notices, demands, requests, consents, approvals or other communications (collectively herein called "notices) required or permitted to be given hereunder or which are given with respect to this Agreement, shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
           Notices to Landlord: 144 Asharoken Avenue, Northport, NY 11768 Notices to Tenant: 240 Tamal Vista, Corte Madera, CA 94925

35. TENANT'S CORPORATE AUTHORITY. Tenant represents that all necessary corporate action has been taken to authorize the execution, delivery and performance by Tenant of this lease, and that this lease, is a valid and binding obligation of Tenant enforceable in accordance with its term except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and by equitable principals that may limit the availability of specific performance under certain circumstances. Tenant agrees to give Landlord written notice of any proposed change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant. Failure of Tenant to give notice provided for in the preceding sentence shall be deemed a non-curable default by Tenant pursuant to this Lease (that is, a default which has already extended beyond the applicable grace period, if any, following notice from Landlord), giving Landlord the right, at its option, to cancel and terminate this Lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity.

36. LEASE CERTIFICATION BY TENANT. Tenant shall, without charge at any time and from time to time, within twenty (20) days after request BY TENANT by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgage or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

(a) That this Lease is unmodified and in full force and effect (or, if there has been modifications, that the same is in full force and effect as modified and stating the modifications);

(b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

(c) The dates, if any, to which the rental and other charges hereunder have been paid in advance and/or to which Landlord may have consented, released or relieved Tenant from Tenant's obligations fully to perform all of the terms, covenants and conditions of the Lease on Tenant's part to be performed.

37. HOLDOVER. If the Tenant remains in possession of the demised premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at election of the Landlord, constitute an extension of this Lease on a month-to-month basis at double the monthly rental set forth herein. The provisions of this paragraph do not exclude the Landlord's right of re-entry or any other right hereunder.

38. NONPAYMENT OF ADDITIONAL RENT. All costs, charges adjustments and expenses which Tenant assumes or agrees to pay pursuant to this Lease shall at Landlord's election be treated as additional rent and, in the event of nonpayment, Landlord shall have the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required pursuant to this Lease) or shall default in performing any term, covenant or condition of this Lease on the part of Tenant to be performed hereunder, Landlord, at Landlord's option, may (but shall not be obligated to) immediately or at any time thereafter on ten (10) days notice make such payment or, on behalf of Tenant, cause the same to be performed for the account of Tenant and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, with interest thereon at the highest legal rate per annum from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the fixed rent, and shall be repaid to Tenant to Landlord on demand, but no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default. Tenant's obligation to pay additional rent shall survive any termination of this Lease. Tenant acknowledges and agrees that its obligation to pay additional rent shall include interest at the rate of the lesser of twenty (20%) per annum or the highest rate permitted by law on all retroactive charges owed by Tenant from the respective retroactive date that each item of additional rent shall first become due and payable.

        In addition thereto, in the event Landlord is required to institute suit against Tenant by reason of Tenant's default or to recover possession of premises, then Tenant shall pay Landlord's reasonable attorney's fees, expenses and costs.

39. MECHANIC'S LIEN. If, because of any act or omission of Tenant or anyone claiming through or under tenant, any mechanics' or other lien or order for the payment of money shall be filed against the demised premises or the building, or against Landlord (whether or not such lien or order is valid or enforceable as such) Tenant shall, at Tenant's own cost and expense, cause the same to be canceled and discharged of record within fifteen (15) days after the date of filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

40. LANDLORD'S RIGHTS. Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

(a) To enter the demised premises at all reasonable times (1) for the making of inspections, decorations, alterations, improvements and repairs, as Landlord may deem necessary or desirable, (2) to exhibit the premises to prospective purchasers or leasees of the building at any time and to others during the last nine (9) months of the term of this Lease, (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the demised premises or of the building or of Landlord's interest, and (4) to take material into and upon said premises in connection therewith.

(b) At any time or times, Landlord, either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the building or any part thereof and during alterations, may close entrance, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the premises as a whole.

(c) To erect, use and maintain pipes and conduits in and through the demised premises.

(d) To charge to Tenant any expense including overtime cost incurred by the Landlord in the event that repairs, alterations, decorating or other work in the premises are made or done after ordinary business hours at Tenant's request.

(e) If during the last six (6) months of the term or of a renewal term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the premises without reduction or abatement of rent or incurring any liability to Tenant for compensation.

(f) Landlord may exercise any or all of the foregoing rights hereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without being liable in any manner toward Tenant and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this Lease.

41. LANDLORD'S LIABILITY. (a) As used in this Lease, the term "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the building in which the demised premises is located or the holder of a Lease on both said building and the land thereunder so that in the event of any sale of said building or any assignment of this Lease or any underlying lease or a demise of both said building and land, Landlord shall be and hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder, except any that may have theretofore accrued.

(b) Notwithstanding anything to the contrary provided in this lease, it is specifically understood and agreed, such agreement being a primary consideration of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purpose of this paragraph collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the demised premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever.

(c) If Landlord is comprised of multiple persons or entities, the liability of Landlord hereunder shall be joint and not several, and shall be limited to Landlord's interest in the premises leased hereunder. In no event shall Landlord have any personal liability of any nature whatsoever under this Lease beyond the value of such premises.

42. THIRD PARTIES. At the option of the Landlord or any successor landlord or the holder of any mortgage affecting the premises Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is subject and subordinate, nor any foreclosure of a mortgage affecting the premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant thereunder and upon the request of any such landlord, mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such successor landlord or to any successor to the Landlord's interest in the premises, or to the holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such successor in interest.

     In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this lease, if any, the Tenant will not exercise any such right until:

          (i) it has given written notice of such act or omission to the holder of any mortgage and to the landlord of any ground or underlying lease, who names and addresses shall previously have been furnished to Tenant, by delivering such notice of such act or omission addressed to such holders at the last addresses so furnished, and

          (ii) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice during which such parties, or any of them, with reasonable diligence, following the giving of such notice, has not commenced and continued to remedy such act or omission or to cause the same to be remedied.

     If, in connection with obtaining financing for the land and/or building, or of any ground or underlying lease, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the premises.

43. LANDLORD'S CONSENT. With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgement.

        In all provisions in this lease where Landlord's consent is required, such consent shall not be unreasonably withheld.

44. NOTICE TO LANDLORD. Landlord shall in no event be charged with default in the performance of its obligations hereunder unless and until Landlord shall have failed to perform any obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default or such shorter time as may be required in the case of emergencies) after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligations. Notwithstanding anything in the Lease herein to the contrary, Landlord shall in no event be charged with or liable for any consequential damages suffered by Tenant as a result of Landlord's failure to perform any of its obligations under this Lease, unless such failure shall be willful.

45. ATTORNEY'S FEES. In the event that Landlord shall bring any proceeding against the Tenant for recovery of damages, or for possession of the demised premises by reason of non-payment or non-performance of any of the acts, promises, conditions or covenants herein contained, or for breach of this Lease, and Landlord shall incur any obligation for the payment of money in connection therewith including, but not limited to, reasonable legal fees, in instituting or prosecuting any action or proceeding, such charges including legal fees, shall be due and payable upon the incurment of same. In the event that Landlord shall institute an action for summary proceedings for non-payment of rent or additional rent, a reasonable legal fee therefor shall be included in the petition and shall be deemed additional rent.

46. INDEPENDENT PARAGRAPHS. If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent either hereunder or as permitted by law.

47. LATE CHARGES. If the payment of fixed minimum and/or additional rent payable pursuant to the terms of this Lease shall not be made within ten (10) days after the date on which same is due and payable, a late charge of one and one-half (1-1/2%)percent per month of the amount so overdue shall be payable as damages for Tenant's failure to make prompt payment. Late charges that accrue during any month shall be payable, as additional rent, on the first day of the following month. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligation to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this paragraph in any instance thereafter occurring. Acceptance of late charges by Landlord shall not be deemed to extend the time of payment of fixed minimum rent or additional rent pursuant to this Lease, and the provisions of this paragraph shall be in addition to all other remedies available to Landlord pursuant to this Lease in the event of the failure of Tenant to pay the fixed minimum rent and additional rent when due.

48.     SECURITY  (a)   Security shall be deposited in a non-interest bearing
account. In the event that Landlord lawfully applies any portion of the security during the term, Tenant shall, within five (5) business days after notice, replenish the security account to its original sum. Failure to so replenish the security account shall be deemed a material breach of this Lease.

(b) Tenant hereby agrees not to look to the mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease.

49. OPTION TO EXTEND LEASE (a) Provided this lease is in full force and effect, Tenant shall have the right to extend the term of this Lease for the Demised Premises at the end of the initial 5 year term, for a renewal term of five years, provided Tenant shall notify Landlord in writing not less than six
(6) months prior to the expiration of the initial term that Tenant desires such extension and provided further that such extension shall be upon the same terms, provisions, covenants, and conditions as are contained in this Lease, except as to the duration of the term hereof, the rental rate and such provisions in this Lease which by its terms are only applicable to the initial term.

(b)     The rent during the renewal term shall be as follows:

        Annual Rent             Monthly Rent            Year

        $133,053.25             $11,088.00              1993
        $136,379.58             $11.365.00              1994
        $139,379.07             $11,649.00              1995
        $143,283.78             $11,940.00              1996
        $146,866.28             $12,239.00              1997

 (c) Tenant agrees to accept the Demised Premises in the condition then existing as of the commencement of the renewal term of this lease, and Landlord shall not be responsible for performing any work or furnishing any materials to the Demises Premises. The failure or omission by Tenant to give notice required under the provisions of Section (a) of this paragraph exercising Tenant's option to renew within the time and manner provided shall be deemed, without further notice and without further agreement between the parties, that Tenant elected not to exercise said option.


                                         /s/ Patricia M. Dunnell
                                         --------------------------------------
                                             Patricia M. Dunnell


                                         JAMES RIVER--NORWALK, INC.



                                         By: [SIGNATURE APPEARS HERE] 10/13/88
                                             ----------------------------------

                                      10